UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)                     May 6, 2004

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code                                         (610) 948-5100

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

      On May 6, 2004, Teleflex Incorporated issued a press release announcing the sale of all the issued and outstanding capital stock of Techsonic Industries, Inc., a wholly-owned subsidiary of Teleflex Incorporated, to Johnson Outdoors Inc. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

99.1 Press Release dated May 6, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2004	TELEFLEX INCORPORATED
	By:	/s/
		Name:	Joan W. Schwartz
		Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated May 6, 2004